Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LCI INDUSTRIES ANNOUNCES THE APPOINTMENT OF LILLIAN D. ETZKORN AS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Elkhart, Indiana - April 5, 2023 - LCI Industries (NYSE: LCII), which, through its wholly-owned subsidiary, Lippert Components, Inc. ("Lippert"), supplies a broad array of highly engineered components for the leading original equipment manufacturers ("OEMs") in the recreation and transportation product markets, and the related aftermarkets of those industries, today announced the appointment of Lillian D. Etzkorn as Executive Vice President and Chief Financial Officer effective April 17, 2023. As previously announced, Brian Hall, LCI Industries’ current Executive Vice President and Chief Financial Officer, will retire to pursue philanthropic ventures and opportunities as well as spend more time with his family. Mr. Hall will stay on in an advisory role to ensure a smooth transition.

“Lillian has had an esteemed career, solidifying her financial acumen and industrial and manufacturing expertise. In her past roles, she has demonstrated her ability to create positive change and produce results, efficiently aligning internal teams to enhance profitability and cash generation. Lillian’s numerous accomplishments give us great confidence in her ability to extend our financial and operational leadership,” commented Tracy D. Graham, Chairman of Lippert’s Board of Directors. “Throughout our extensive search for Brian’s successor, Lillian time and again exhibited the qualities we believe are critical to delivering on the Company’s next chapter of growth.”

Prior to joining Lippert, Ms. Etzkorn was the Chief Financial Officer at Covia. While at Covia, she implemented best practices while advancing its financial organization. Prior to that, she had served in multiple financial leadership roles, including Chief Financial Officer of Shiloh Industries and CPI CARD GROUP. In addition, she has held various senior positions at publicly traded automotive companies such as Dana Holding Corporation and Ford Motor Company. Ms. Etzkorn began her career in finance at Ford and holds a Bachelor of Arts degree from Eastern Michigan University and a Master of Business Administration degree from the University of Michigan.

“As an accomplished business leader, I want to welcome Lillian to the Lippert family. I have no doubt she will play an important role in extending our leadership position in the industry, executing our long-term strategic plan and further elevating our finance organization at the Company,” said Jason Lippert, LCI Industries’ President and Chief Executive Officer. “I want to once again thank Brian for his tireless efforts to support Lippert over the last 10 years. He has been integral in building a strong foundation for the Company, which will support long-term growth for Lippert.”

About LCI Industries

LCI Industries, through its wholly-owned subsidiary, Lippert, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting primarily of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries, primarily by selling to retail dealers, wholesale distributors, and service centers, as well as direct to retail customers via the Internet.

Lippert's products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; appliances; air conditioners; televisions and sound systems; tankless water heaters; and other accessories. Additional information about Lippert and its products can be found at www.lippert.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's common stock, the impact of legal proceedings, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, the impacts of COVID-19, or other future pandemics, the Russia-Ukraine war, and heightened tensions between China and Taiwan on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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